As filed with the Securities and Exchange Commission on October 15, 1999
                                                   Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ___________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             ___________________

                         RATIONAL SOFTWARE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ___________________

          DELAWARE                                      54-1217099
(STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

                             ___________________
                             18880 HOMESTEAD ROAD
                         CUPERTINO, CALIFORNIA  95014
                                (408) 863-9900
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                1997 STOCK  PLAN
                           (FULL TITLE OF THE PLAN)
                             ___________________

                              TIMOTHY A. BRENNAN
                     CHIEF FINANCIAL OFFICER AND SECRETARY
                               RATIONAL SOFTWARE
                                  CORPORATION
                             18880 HOMESTEAD ROAD
                         CUPERTINO, CALIFORNIA  95014
                                (408) 863-9900
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                              ___________________

                                   Copy to:
                           GAIL CLAYTON HUSICK, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (650) 493-9300
                             ___________________


                         CALCULATION OF REGISTRATION FEE
==============================================================================

                                           Proposed    Proposed
                                            Maximum     Maximum
         Title of Each            Amount   Offering    Aggregate    Amount of
      Class of Securities         to be    Price Per   Offering    Registration
        to be Registered        Registered Share(1)    Price(1)      Fee(2)
------------------------------- ---------- --------- ------------- -----------
1997  Stock  Plan;
 Plan Common Stock, $0.01 par
 value (shares reserved for
 future grant)...               6,000,000    $30.31  $181,875,000  $50,561.24
                                ---------- --------- ------------- -----------
        TOTALS..................6,000,000    $30.31  $181,875,000  $50,561.24
==============================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which may become issuable under any of the 1997
Stock Plans being registered pursuant to this Registration
Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated in accordance with Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of computing the amount of the registration fee based on the prices of the Company's
Common Stock as reported on the Nasdaq National Market on October 13, 1999.

============================================================================


STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES

        The Registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about August 4, 1998 (SEC File No. 333-60579) (the "Previous Form S-8"). The Previous Form S-8 was filed in connection with the 1997 Stock Plan (the "1997 Plan"). This Registration Statement registers additional shares of the Registrant's Common Stock to be issued pursuant to the 1997 Plan. The contents of the Previous Form S-8, and periodic reports that the Registrant filed after the Previous S-8 to maintain current information about the Registrant, are hereby incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits
         --------

         Exhibit    Description
         Number
           4.1      Rational 1997  Stock Plan

           5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as the legality of securities being registered (Counsel to the Registrant)filed herewith

          23.1      Consent of Ernst & Young LLP, Independent Auditors

          23.2      Consent of KPMG LLP, Independent Auditors

          23.3 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

          24.1      Power of Attorney (see page II-3)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on October 13, 1999.

                                     RATIONAL SOFTWARE CORPORATION



                            By:   /s/ Timothy A. Brennan
                                  -----------------------
                            Timothy A. Brennan
                            Senior Vice President, Chief Financial Officer, and Secretary
                            (Principal Financial Officer & Principal
                            Accounting Officer)

                               POWER OF ATTORNEY

   KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Levy and Timothy A. Brennan and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Date: October 13, 1999   /s/ Paul D. Levy
                        --------------------------------------------
                        Paul D. Levy, Chairman of the Board


Date: October 13, 1999   /s/ Michael T. Devlin
                        --------------------------------------------
                        Michael T. Devlin, Chief Executive Officer
                        and Director


Date: October 13, 1999   /s/ Timothy A. Brennan
                        --------------------------------------------
                        Timothy A. Brennan, Senior Vice President, Chief
                        Financial Officer,  and Secretary
                        (Principal Financial Officer
                        & Principal Accounting Officer)



Date: October 13, 1999   /s/ Leslie G. Denand
                        --------------------------------------------
                        Leslie G. Denend, Director


Date: October 13, 1999   /s/ John E. Montague
                        --------------------------------------------
                        John E. Montague, Director


Date: October 13, 1999   /s/Allison R. Schleicher
                        --------------------------------------------
                        Allison R. Schleicher, Director

INDEX TO EXHIBITS

Exhibit Number         Exhibit Document
-------------         -----------------------------------------------------

        4.1           Rational 1997  Stock  Plan

        5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as the legality of securities being registered (Counsel to the Registrant)filed herewith

       23.1           Consent of Ernst & Young LLP, Independent Auditors

       23.2           Consent of KPMG LLP, Independent Auditors

       23.3 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

       24.1           Power of Attorney (see page II-3)